UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2015 (May 8, 2015)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

47659 Halyard Drive Plymouth, MI	48170

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(734)-207-6200

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2015, Metaldyne Performance Group Inc. (the "Company") entered into the First Refinancing Amendment to Credit Agreement (the “First Refinancing Amendment”), amending that certain Credit Agreement among MPG Holdco I Inc., as the borrower (the “Borrower”), the Company, certain subsidiaries of the Borrower from time to time party thereto as subsidiary guarantors, Goldman Sachs Bank USA, as administrative agent, and the other financial institutions party thereto, as lenders, dated as of October 20, 2014 (the “Credit Agreement”). A copy of the Credit Agreement was filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (File No. 333-198316) filed October 29, 2014.

The First Refinancing Amendment, among other things, provides for a USD denominated term loan tranche of $1,072.6 million priced at LIBOR plus 2.75% with a 1.00% LIBOR floor, issued at par, and a Euro denominated term loan tranche of 225 million Euros priced at EURIBOR plus 2.75% with a 1.00% EURIBOR floor, issued at 99.5. The First Refinancing Amendment also provided for the repayment of $1,326.6 million of former USD denominated loans priced at LIBOR 3.25% with a 1.00% LIBOR floor.

This description of the First Refinancing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

From time to time, the Company has customary commercial and/or investment banking relationships with some of the lenders named under the Credit Agreement and their affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Refinancing Amendment to Credit Agreement among the Borrower, the Company, certain subsidiaries of the Borrower from time to time party thereto as subsidiary guarantors, Goldman Sachs Bank USA, as administrative agent, and the other financial institutions party thereto, as lenders, dated as of May 8, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC. (Registrant)

BY:	/s/ Mark Blaufuss	DATE: May 12, 2015
Mark Blaufuss, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Refinancing Amendment to Credit Agreement among the Borrower, the Company, certain subsidiaries of the Borrower from time to time party thereto as subsidiary guarantors, Goldman Sachs Bank USA, as administrative agent, and the other financial institutions party thereto, as lenders, dated as of May 8, 2015.